UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2014

STRAIGHT PATH COMMUNICATIONS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36015	45-2457757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 Hickory Park Drive, Suite 218 Glen Allen, Virginia	23059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 433-1522

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) Straight Path Communication Inc.’s (the “Company”) Annual Meeting of Stockholders was held on January 16, 2014 (the “Meeting”). Stockholders voted on the matters set forth below.

(b) (1) A majority of the votes present or represented at the Meeting by the holders of shares entitled to vote on the following matter were voted in connection with the election of each of the Board of Directors nominees named in the Proxy Statement of the Company.

Elect Directors

The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions
Davidi Jonas	2,851,765	176,023	14,421
K. Chris Todd	3,021,484	6,193	14,532
William F. Weld	3,021,487	6,107	14,615
Fred S. Zeidman	3,018,029	9,649	14,531

There were 234,127 broker non-votes for this item.

Ratification of the appointment of Zwick and Banyai, PLLC

(2) A majority of the votes present or represented at the Meeting by the holders of shares entitled to vote on the following matter were voted in connection with the ratification of the appointment of Zwick and Banyai, PLLC as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2014.

The number of votes cast with respect to this matter was as follows:

Votes For	Votes Against	Abstentions
3,258,876	2,904	14,555

There were no broker non-votes for this item.

Advisory Vote on Executive Compensation

(3) A majority of the votes present or represented at the Meeting by the holders of shares entitled to vote on the following matter were voted in connection with an advisory vote on the compensation of the “Named Executive Officers” identified in the 2013 Summary Compensation Table in the “Executive Compensation” section of the Company’s 2013 Proxy Statement.

The number of votes cast with respect to this matter was as follows:

Votes For	Votes Against	Abstentions
3,018,100	4,929	19,179

There were 234,127 broker non-votes for this item.

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Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

(4) A majority of the votes present or represented at the Meeting by the holders of shares entitled to vote on the following matter were voted in connection with an advisory vote on the frequency of future advisory votes on the compensation of the “Named Executive Officers.”

The number of votes cast with respect to this matter was as follows:

1 Year	2 Years	3 Years	Abstentions
280,099	5,231	2,754,554	2,325

There were no broker non-votes for this item.

(d) Based upon the results set forth in item (b) (4) above, the Board of Directors has determined that advisory votes on executive compensation will be submitted to stockholders once every three years.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAIGHT PATH COMMUNICATIONS INC.

	By:	/s/ Davidi Jonas
Name: Davidi Jonas
Title: Chief Executive Officer
Dated: January 22, 2014

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